UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.              )
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LECTEC CORPORATION

(Name of Registrant as Specified in its Charter)

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1407 South Kings Highway
Texarkana, Texas 75501
Dear Shareholder:
     You are cordially invited to attend our 2010 Annual Meeting of Shareholders of LecTec Corporation, which will be held at the Marriot Minneapolis West, 9960 Wayzata Boulevard, St. Louis Park, Minnesota 55426 (Highway 394 and Highway 169) beginning at 3:30 p.m. Central time on Wednesday, September 22, 2010.
     This booklet contains your official notice of our 2010 Annual Meeting of Shareholders and a Proxy Statement that includes information about the matters to be acted upon at the Meeting. Our officers and directors will be on hand to review our operations and to answer questions and discuss matters that may properly arise.
     I sincerely hope that you will be able to attend our 2010 Annual Meeting of Shareholders. However, whether or not you plan to attend, please complete and return the enclosed proxy in the accompanying envelope. If you attend the Meeting, you may, if you wish, withdraw any proxy previously given and vote your shares in person.

Sincerely, Gregory G. Freitag Chief Executive Officer, Chief Financial Officer and Director
August 20, 2010

2010 ANNUAL MEETING OF SHAREHOLDERS
1407 South Kings Highway
Texarkana, Texas 75501
NOTICE OF 2010 ANNUAL MEETING OF SHAREHOLDERS
     Our 2010 Annual Meeting of Shareholders of LecTec Corporation will be held on Wednesday, September 22, 2010 at 3:30 p.m. Central time at the Marriot Minneapolis West, 9960 Wayzata Boulevard, St. Louis Park, Minnesota 55426 (Highway 394 and Highway 169) for the following purposes:
1.	To elect five members to our Board of Directors to hold office for the ensuing year and until their successors are elected and qualified;

2.	To adopt and approve the LecTec Corporation 2010 Stock Incentive Plan;

3.	To ratify the selection of Lurie Besikof Lapidus & Company, LLP as our independent registered public accounting firm for the year ending December 31, 2010; and

4.	To consider and act upon any other matters that may properly come before the Meeting or any adjournment thereof.
     Only holders of record of our common stock at the close of business on Friday, August 13, 2010 will be entitled to receive notice of and to vote at the Meeting.
     You may vote your shares by telephone (1–800–690–6903) or internet (www.proxyvote.com) no later than 11:59 p.m. Eastern Time on Tuesday, September 21, 2010 (as directed on the enclosed proxy card) or vote by completing, signing and promptly returning the enclosed proxy card by mail. If you choose to submit your proxy by mail, we have enclosed an envelope for your use, which is prepaid if mailed in the United States. If you cannot attend the Meeting in person you may attend the Meeting, submit questions and vote online until voting is closed at www.virtualshareholdermeeting.com/lect. If you are attending the Meeting and your shares are registered in your name, you may also vote at the meeting until voting is closed.
     Whether or not you plan to attend the Meeting in person or by internet, you are requested to either complete and return the enclosed proxy in the accompanying envelope or vote online. If you later decide to revoke your proxy, you may do so at any time before it is exercised.

By Order of the Board of Directors, Gregory G. Freitag Chief Executive Officer, Chief Financial Officer and Director
August 20, 2010

PROXY STATEMENT

i

ANNUAL REPORT ON FORM 10–K	25

“HOUSEHOLDING” OF PROXY MATERIALS	25

OTHER MATTERS	25

LecTec Corporation 2010 STOCK INCENTIVE PLAN	Appendix A

ii

PROXY STATEMENT
2010 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON SEPTEMBER 22, 2010
     The Board of Directors of LecTec Corporation is soliciting proxies for use at our 2010 Annual Meeting of Shareholders to be held on Wednesday, September 22, 2010 at 3:30 p.m. Central time at the Marriot Minneapolis West, 9960 Wayzata Boulevard, St. Louis Park, Minnesota 55426 (Highway 394 and Highway 169) and at any adjournments thereof. This Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about August 20, 2010.
     Our Board of Directors has set Friday, August 13, 2010 as the record date for our 2010 Annual Meeting of Shareholders. Each shareholder of record at the close of business on Friday, August 13, 2010 will be entitled to vote at our 2010 Annual Meeting of Shareholders. As of the record date, 4,305,026 shares of our common stock were issued and outstanding and, therefore, eligible to vote at our 2010 Annual Meeting of Shareholders. Holders of our common stock are entitled to one vote per share. Therefore, a total of 4,305,026 votes are entitled to be cast at the Meeting. There is no cumulative voting.
Shareholders who sign and return a proxy may revoke it at any time before it is voted by giving written notice to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, New York 11717, Re: LecTec Corporation, submitting a signed proxy with a later date, voting by telephone or the internet on a date after your prior telephone or internet vote or attending the Meeting in person or by internet and withdrawing your proxy.
     Expenses in connection with this solicitation of proxies will be paid by us. Proxies are being solicited primarily by mail, but, in addition, our officers and directors, who will receive no extra compensation for their services, may solicit proxies by telephone or personally. We also will request that brokers or other nominees who hold shares of our common stock in their names for the benefit of others forward proxy materials to, and obtain voting instructions from, the beneficial owners of such stock at our expense.
     Proxies that are completed, signed and returned to us prior to our 2010 Annual Meeting of Shareholders will be voted as specified. If no direction is given, the proxy will be voted FOR the election of the nominees for director named in this Proxy Statement, FOR the other management proposals discussed herein and in accordance with the judgment of the persons named in the proxy as to any other matters that properly come before the Meeting. If a shareholder abstains from voting as to any matter (or indicates a “withhold vote for” as to directors), then the shares held by such shareholder shall be deemed present at our 2010 Annual Meeting of Shareholders for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Votes withheld from one or more director nominees will have no effect on the election of any director from whom votes are withheld. If a broker returns a “non–vote” proxy, indicating a lack of authority to vote on such matter, then the shares covered by such non–vote shall be deemed present at our 2010 Annual Meeting of Shareholders for purposes of determining a quorum but shall not be deemed to be represented at our 2010 Annual Meeting of Shareholders for purposes of calculating the vote with respect to such matters. A broker has discretionary authority to vote on the ratification of Lurie Besikof Lapidus & Company, LLP as our independent registered public accounting firm even if the broker does not receive voting instructions from the shareholder. A broker does not have discretionary authority to vote on the election of directors or the approval of the LecTec Corporation 2010 Stock Incentive Plan without specific voting instruction from the shareholder. If you hold shares in a brokerage account and wish to vote those shares on these proposals, then you should instruct the broker how to vote the shares using the voting instructions provided.
Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on September 22, 2010:
     This Proxy Statement and our 2009 Annual Report, including our Annual Report on Form 10–K, are available on our website at http://www.lectec.com/edgar–filings/. This site can also be reached by going to www.lectec.com and clicking on Edgar Filings.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
     The following table sets forth security ownership information pertaining to persons known by us to beneficially own more than 5% of our common stock, our directors and director nominees, the executive officers named in the Summary Compensation Table and all of our directors, director nominees and executive officers as a group as of August 13, 2010. Unless otherwise noted, the shareholders listed in the table have sole voting and investment power with respect to the shares of common stock owned by them, and such shares are not subject to any pledge. Unless otherwise indicated, the address of each of the following persons is 1407 South Kings Highway, Texarkana, Texas 75501.

	Amount and Nature		Percent of
	of Beneficial		Class
Name of Beneficial Owner	Ownership		Outstanding
Larry C. Hopfenspirger	439,325	(1)	9.7%
2025 Nicollet Avenue South No. 203 Minneapolis, Minnesota 55402

Estate of Lee M. Berlin	405,759		9.0%
c/o Helen Berlin, personal representative 915 Strada Place Naples, Florida 34106

Judd A. Berlin	203,145	(2)	4.5%
Sanford M. Brink	345,280	(3)	7.7%
Gregory G. Freitag	25,000	(2)	*
Timothy M. Heaney	0		*
Kevin C. Lynch	0		*
Ramanathan Periakaruppan	219,363	(4)	4.9%
C. Andrew Rollwagen	66,000	(2)	1.5%
Robert J. Rudelius	0		*
Dr. Daniel C. Sigg	66,000	(2)	1.5%
All directors, director nominees and executive officers as a group (9 persons)	924,788	(2)	20.4%

*	Less than 1%

(1)	Based on a Schedule 13D filed with the Securities and Exchange Commission on April 3, 2009 by Larry C. Hopfenspirger, he has sole voting and dispositive power over 406,066 shares and shared voting and dispositive power over 33,259 shares that are held by Mr. Hopfenspirger’s wife and children.

(2)	Includes the following shares that may be acquired within 60 days of August 13, 2010 through the exercise of stock options: Judd A. Berlin, 66,000 shares; Gregory Freitag 25,000 shares, C. Andrew Rollwagen, 66,000 shares; Dr. Daniel C. Sigg, 66,000 shares; and all executive officers and directors as a group, 223,000 shares.

(3)	Based on a Schedule 13D filed with the Securities and Exchange Commission on July 17, 2009 by Sanford M. Brink and Linda K. Brink, Mr. Brink has sole voting and dispositive power over 55,700 shares and Ms. Brink has sole voting and dispositive power over 6,085 shares. They have shared voting and dispositive over 283,495 shares. Mr. Brink’s address is 1102 120th Street, Roberts, Wisconsin 54023.

(4)	Based on a Schedule 13D filed with the Securities and Exchange Commission on July 8, 2010 by Ramanathan Periakaruppan, Mr. Periakaruppan has sole voting power over 90,120 shares and shared voting power over 109,163 shares. Mr. Periakaruppan has sole dispositive power over 144,702 shares and shares dispositive power over 54,581 shares. Of the shares beneficially held by Mr. Periakaruppan, 20,080 shares are held by Mr. Periakaruppan’s spouse, 20,979 are held jointly with Mr. Periakaruppan’s spouse, 69,141 are held directly by Mr. Periakaruppan and 109,163 shares are held jointly with Mr. Periakaruppan’s son.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
     Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such executive officers, directors and greater than 10% beneficial owners are required by the regulations of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) reports they file. Based solely on a review of the copies of such reports furnished to us and representations from our executive officers and directors, we believe that all Section 16(a) filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners during 2009 have been satisfied, except that Larry C. Hopfenspirger, one of our greater than 10% beneficial owners, filed a late Form 3 report on April 3, 2009.
CORPORATE GOVERNANCE
Director Independence
     We are not a listed issuer and, consequently, are not subject to the director independence requirements of any exchange or inter–dealer quotation system. Nevertheless, in determining whether our directors and director nominees are independent, we use the definition of independence provided in the applicable listing standards of the NASDAQ Stock Market. Our Board of Directors has determined that the following members of our Board of Directors and director nominees are independent under the applicable listing standards of the NASDAQ Stock Market: Timothy M. Heaney, Kevin C. Lynch, Ramanathan Periakaruppan, C. Andrew Rollwagen and Robert J. Rudelius. In assessing the independence of our directors, our Board of Directors considers any transactions, relationships and arrangements between LecTec and our directors or their affiliated companies. This review is based primarily on responses of our directors and director nominees to questions in a director and officer questionnaire regarding employment, business, familial, compensation and other relationships with LecTec or our management. Judd A. Berlin, a member of our Board of Directors and our former Chief Executive Officer and Chief Financial Officer, is not considered independent because he served as our Chief Executive Officer and Chief Financial Officer during 2009 and now serves as an advisor to LecTec pursuant to the terms of an advisory services agreement. Sanford M. Brink, a member of our Board of Directors, is not considered independent because he is the father–in–law of Dr. Daniel C. Sigg, who serves as our Chief Scientific Officer. Gregory G. Freitag is not considered independent because he serves as our Chief Executive Officer and Chief Financial Officer. Dr. Daniel C. Sigg, who is a member of our Board of Directors, is not considered independent because he serves as our Chief Scientific Officer. There were no other transactions, relationships or arrangements between LecTec and any of our directors or director nominees or our directors’ or director nominees’ affiliated companies that came to the attention of our Board of Directors during its review of the independence of our directors and director nominees that warranted additional review.
Attendance at Meetings
     Our Board of Directors held 14 meetings during 2009. Each director attended at least 75% of the meetings of our Board of Directors and the committees of which he was a member. All of our then current directors were in attendance at our 2008 Annual Meeting of Shareholders. Board members are encouraged to attend each annual meeting of shareholders.
Code of Business Ethics
     We have adopted a Code of Business Ethics applicable to all of our employees, including our principal executive officer, principal financial officer and principal accounting officer. Our Code of Business Ethics is required to be read and signed upon the commencement of employment with us. A current copy of our Code of Business Ethics may be obtained, without charge, upon written request directed to us at LecTec Corporation, 1407 South Kings Highway, Texarkana, Texas 75501, Attention: Corporate Secretary.
Board Leadership Structure
     Our Board of Directors is responsible for overseeing the business, property and affairs of LecTec. Members of our Board of Directors are kept informed of our business through discussions with our Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in meetings of our Board of Directors and its committees.
     Our Board of Directors is currently comprised of Gregory G. Freitag, who serves as our Chief Executive Officer and Chief Financial Officer, Judd A. Berlin, who serves as Chairman of our Board of Directors, two other non–independent directors and two other independent directors. Our Board of Directors does not have a policy regarding the separation of the roles of Chairman of the Board of Directors and Chief Executive Officer because our Board of Directors believes that the determination of whether to separate the roles depends largely upon the identity of the Chief Executive Officer and the membership of the Board of Directors from time to time and that there is no single best organizational model that is the most effective in all circumstances and that the shareholders’ interests are best served by allowing the Board of Directors to retain the flexibility to determine the optimal organizational structure for LecTec at a given time. Currently, these roles are separate, although in years past, including 2009, they have been combined.
     We believe that we, like many U.S. companies, are currently best served by having different people serve as our Chief Executive Officer and Chairman of our Board of Directors. Our Board

of Directors believes that through this leadership structure, both Gregory G. Freitag and Judd A. Berlin are able to draw on their intimate knowledge of the daily operations of LecTec and its business and employment relationships to provide our Board of Directors with leadership in setting its agenda and properly focusing its discussions.
Risk Oversight by our Board of Directors
     Our Board of Directors takes an active role in risk oversight related to LecTec and primarily administers its role during Board of Director and Committee meetings. During regular meetings of our Board of Directors, members of our Board of Directors discuss the operating results for each fiscal quarter. These meetings allow the members of our Board of Directors to analyze any significant financial, operational, competitive, economic, regulatory and legal risks of our business model, as well as how effectively we implement our goals. During regular Audit Committee meetings, Audit Committee members discuss the financial results for the most recent fiscal quarter with our independent auditors and our Chief Financial Officer. Our Audit Committee also meets with and provides guidance to our independent auditors outside the presence of management and oversees and reviews with management the liquidity, capital needs and allocation of our capital, our funding needs and other finance matters. In addition, our Audit Committee reviews our legal and regulatory risks and our procedures regarding the receipt, retention and treatment of complaints regarding internal accounting, accounting controls or audit matters. These discussions and processes allow the members of our Audit Committee to analyze any significant risks that could materially impact the financial health of our business.
Board Committees
     Our Board of Directors has an Audit Committee, Compensation Committee and Board Organization Committee, which are described below. Our Board of Directors intends to adopt new charters for each of its committees after the Meeting. Judd A. Berlin was not an independent director in 2009, as defined in the applicable listing standards of the NASDAQ Stock Market.
     Our Board of Directors has an Audit Committee comprised of C. Andrew Rollwagen, who serves as the Committee’s Chairman, and Judd A. Berlin. The Audit Committee reviews and investigates all matters pertaining to our accounting activities and the relationship between us and our independent registered public accounting firm. Due to our size, and previous financial condition and prospects, our Board of Directors has not sought to add a member of our Board of Directors who would qualify as an “audit committee financial expert” under the definition promulgated by the Securities and Exchange Commission. Based on the size and complexity of our financial statements, our Board of Directors does not believe that the absence of an audit committee financial expert materially undermines the ability of our Audit Committee to fulfill its obligations. Our Audit Committee held 4 meetings during 2009.
     Our Board of Directors has a Compensation Committee comprised of Ramanathan Periakaruppan, who serves as the Committee’s Chairman, and C. Andrew Rollwagen. Our Compensation Committee determines and periodically evaluates the various levels and methods of compensation for our directors, officers and employees. Our Compensation Committee held 1 meeting during 2009.

     Our Board of Directors has a Board Organization Committee comprised of C. Andrew Rollwagen, who serves as the Committee’s Chairman, and Judd A. Berlin. Our Board Organization Committee identifies potential candidates for Board of Director membership, reviews the composition and size of our Board of Directors and audits LecTec’s program for senior management succession. Our Board Organization Committee held no meetings during 2009. Based on our previous financial condition and prospects and the resulting difficulty we faced in attracting new directors, our Board of Directors has not yet (1) adopted a Board Organization Committee charter, (2) adopted a policy with regard to the consideration of any director candidates recommended by shareholders, (3) adopted specific, minimum qualifications that must be met by director nominees or (4) established a process for identifying and evaluating nominees for election to our Board of Directors. Our Board of Directors intends to adopt such charter, policy and procedures in the near future.
Director Nominations
     Although our Board of Directors has not adopted a policy with regard to the consideration of any director candidates recommended by shareholders, our Board Organization Committee will consider qualified candidates for possible nomination that are submitted by our shareholders. Shareholders wishing to make such a submission may do so by sending the following information to our Board Organization Committee c/o our Corporate Secretary at 1407 South Kings Highway, Texarkana, Texas 75501: (1) name of the candidate and a brief biographical sketch and resume; (2) contact information for the candidate and a document evidencing the candidate’s willingness to serve as a director if elected; and (3) a signed statement as to the submitting shareholder’s current status as a shareholder and the number of shares currently held. No candidates for director nominations were submitted to our Board Organization Committee by any shareholder in connection with our 2010 Annual Meeting of Shareholders.
Shareholder Communications with the Board of Directors
     Shareholders may send written communications to the attention of our Board of Directors. Any shareholder desiring to communicate with our Board of Directors, or one or more of our directors, may send a letter addressed to our Board of Directors c/o our Corporate Secretary at 1407 South Kings Highway, Texarkana, Texas 75501. Our Corporate Secretary has been instructed by our Board of Directors to promptly forward all communications so received to our full Board of Directors or the individual members of our Board of Directors specifically addressed in the communication.
PROPOSAL 1 – ELECTION OF DIRECTORS
     Judd A. Berlin, Ramanathan Periakaruppan, C. Andrew Rollwagen and Dr. Daniel C. Sigg have each determined not to run for re–election to our Board of Directors at our 2010 Annual Meeting of Shareholders. Sanford M. Brink and Gregory G. Freitag have each determined to run for re–election to our Board of Directors and three new individuals are running for election to our Board of Directors, resulting in one vacancy on our Board of Directors. Our Board of Directors has not nominated an individual to fill this vacancy. Accordingly, five directors have been nominated for election to our Board of Directors at our 2010 Annual Meeting of Shareholders to hold office for a term of one year and until their successors are duly elected and qualified (except in the case of earlier death, resignation or removal). At our 2010 Annual

Meeting of Shareholders, proxies cannot be voted for a greater number of individuals than the five nominees named in this Proxy Statement. None of these five director nominees was elected by our shareholders at our 2008 Annual Meeting of Shareholders. In the event that any nominee becomes unable or unwilling to serve as a director for any reason, the persons named in the enclosed proxy will vote for a substitute nominee in accordance with their best judgment. Our Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve as a director if elected.
     Biographical information for each director nominee is included below. Included at the end of each director’s biography is a description of the particular experience, qualifications, attributes or skills that led our Board of Directors to conclude that each of these director nominees should serve as a member of our Board of Directors.
     Gregory G. Freitag, J.D., CPA, 48 years old, has been our Chief Executive, Chief Financial Officer and a member of our Board of Directors since June 2010. From May 2009 to the present, Mr. Freitag has worked for FreiMc, LLC, a consulting and advisory firm founded by Mr. Freitag that provides strategic guidance and business development advisory services. Mr. Freitag also founded and currently works for EmployRx. Inc., a business that provides services to self–insured employers relating to prescription drug benefits. Prior to founding FreiMc, LLC and EmployRx, Inc., Mr. Freitag was the Director of Business Development at Pfizer Health Solutions, a former subsidiary of Pfizer, Inc., from January 2006 to May 2009. From July 2005 to January 2006, Mr. Freitag worked for Guidant Corporation in their business development group. Prior to Guidant Corporation, Mr. Freitag was the Chief Executive Officer of HTS Biosystems, a biotechnology tools start–up company, from March 2000 until its sale in early 2005. Mr. Freitag was the Chief Operating Officer, Chief Financial Officer and General Counsel of Quantech, Ltd., a public point of care diagnostic company, from December 1995 to March 2000. Prior to that time, Mr. Freitag practiced corporate law in Minneapolis, Minnesota. Mr. Freitag is also a director of Pressure BioSciences, Inc. (Nasdaq: PBIO) a publicly traded life sciences company focused on the development of a novel, enabling technology called Pressure Cycling Technology. Mr. Freitag brings to our Board of Directors nearly 15 years of senior level executive life science and healthcare experience. His proven leadership and experience as a senior level executive and his finance management and legal expertise will add significant value to our Board of Directors.
     Sanford M. Brink, 70 years old, has been a member of our Board of Directors since July 2009. Mr. Brink is currently the president of New Dimensions in Stone, an investment and real estate development company that Mr. Brink has owned for the past 15 years. Prior to his tenure at New Dimensions in Stone, Mr. Brink spent 15 years as a stockbroker specializing in the health care area. Mr. Brink has been an active investor and venture capitalist since the early 1960s. Mr. Brink is the father–in–law of Daniel C. Sigg, M.D., PhD, who is our Chief Scientific Officer and a current member of our Board of Directors. Mr. Brink brings to our Board of Directors more than 40 years of investment experience, specifically in the health care area. His proven leadership and success as an investor will add significant value to our Board of Directors.
     Timothy M. Heaney, J.D., 64 years old, is a new director nominee recommended by Gregory G. Freitag, our Chief Executive Officer and Chief Financial Officer. Mr. Heaney is a retired attorney, and since October 2002 has been a private investor and volunteer. From September 1999 through September 2002, Mr. Heaney was a Vice President and General Counsel and a

member of the Board of Directors of Techne Corporation and continued thereafter in a part–time non–director, non–officer role through September 2004. Techne Corporation is a NASDAQ listed company, with a market capitalization of over $2,000,000,000, that conducts its principal operations through its subsidiary, R&D Systems, a biotechnology company involved in the manufacture and world–wide sales of research and hematology products. From August 1972 through September 1999, Mr. Heaney practiced corporate law in Minneapolis, Minnesota and represented small and growing businesses and assisted clients with the preparation and execution of business plans, obtaining initial and follow–on financings, establishing supplier relationships and negotiating domestic and international distribution agreements, employment agreements and commercial contracts. Mr. Heaney also has extensive experience in government regulation compliance matters relating to securities, environment and labor issues and has served by court appointment under the Securities Investor Protection Act as a trustee for the liquidation of bankrupt brokerage firms. He has lectured in continuing legal education programs in the areas of securities law and venture capital. Mr. Heaney will bring to our Board of Directors extensive experience in assisting companies with their financing, merger and acquisition matters. This experience, in addition to his legal perspective and experience as a director of a publicly traded company, will add significant value to our Board of Directors.
     Kevin C. Lynch, MBA, 50 years old, is a new director nominee recommended by Gregory G. Freitag, our Chief Executive Officer and Chief Financial Officer. Since July 2008, Mr. Lynch has been a private investor reviewing business plans for start–up opportunities. From May 2006 to July 2008, Mr. Lynch was a Senior Vice President of Sterling Commerce, an $800,000,000 software firm of AT&T, Inc., where he managed a revenue target of $700,000,000 and a staff of 300 professionals. Mr. Lynch was the Chief Executive Officer and President of Nistevo Corporation, which he founded, from 1997 to May 2006, at which time it was acquired by Sterling Commerce. Nistevo Corporation was an on–demand supply chain software company that created single–instance, multi–tenant delivery models combined with subscription service payment models that were the first of their kind in enterprise software. From 1995 to 1996, Mr. Lynch co–founded and was the President of Allaire Corporation, which created the web development platform cold fusion. Prior to co–founding Allaire Corporation, Mr. Lynch worked for Wolverine Trading, a Chicago based proprietary trading firm, from 1993 through 1995 on both the Chicago Board Options Exchange and the Chicago Mercantile Exchange in the S&P 500 options pit. From 1988 through 1993, Mr. Lynch owned and worked at Terranaire, a engineering consultancy that specialized in the design and implementation of complex simulation solutions to bring large scale, real world environments into the laboratory. Mr. Lynch will bring to our Board of Directors extensive executive level management experience, which, in addition to his considerable experience in business development and new venture start–up, will add significant value to our Board of Directors.
     Robert J. Rudelius, MBA, 54 years old, is a new director nominee recommended by Gregory G. Freitag, our Chief Executive Officer and Chief Financial Officer. Since 2003, Mr. Rudelius has been the Managing Director and Chief Executive Officer of Noble Ventures, LLC, a company he founded that provides advisory and consulting services to early–stage companies in the information technology, renewable energy and loyalty marketing fields. Mr. Rudelius is also the Managing Director and Chief Executive Officer of Noble Logistics, LLC, a holding company he founded in 2002 to create, acquire and grow a variety of businesses in the freight management, logistics and information technology industries. From April 1999 through May

2001, when it was acquired by StarNet L.P., Mr. Rudelius was the founder and Chief Executive Officer of Media DVX, Inc., a start–up business that provided a satellite–based, IP–multicasting alternative to transmitting television commercials via analog videotapes to television stations, networks and cable television operators throughout North America. Mr. Rudelius assisted StarNet L.P. with the transition and integration of the Media DVX, Inc. business through January 2002. From April 1998 to April 1999, Mr. Rudelius was the President and Chief Operating Officer of Control Data Systems, Inc., during which time Mr. Rudelius reorganized and repositioned the software company as a professional services company, which resulted in the successful sale of Control Data Systems, Inc. to Syntegra, British Telecom’s systems integration subsidiary. From October 1995 through April 1998, Mr. Rudelius was the founding Managing Partner of AT&T Solution’s Media, Entertainment & Communications industry group. From January 1990 through September 1995, Mr. Rudelius was a partner in McKinsey & Company’s Information, Technology and Systems practice group, during which time he headed the practice group in Tokyo and co–led the practice group in London. Mr. Rudelius is currently a member of the Board of Directors of ProUroCare Medical, Inc., a publicly–held medical device company that develops and markets prostate imaging systems. Mr. Rudelius will bring to our Board of Directors extensive executive level experience, including experience in business growth. This experience, in addition to his experience as a director of a publicly traded company, will add significant value to our Board of Directors.
Recommendation of the Board of Directors; Vote Required for Approval
     Our Board of Directors recommends that you vote “FOR” the election of the five nominated directors. In accordance with Minnesota law, the nominees for election as directors at our 2010 Annual Meeting of Shareholders will be elected by a plurality of the votes cast at the meeting. This means that since shareholders will be electing five directors, the five nominees receiving the highest number of votes will be elected.
COMPENSATION OF DIRECTORS
     Our Board of Directors has established a policy that each non–employee member of our Board of Directors receives an annual cash payment of $17,500 for annual services to LecTec. This cash payment is paid in advance in quarterly installments of $4,375 before the beginning of each of the quarters in which services will be performed. In addition, on December 21, 2009, our Board of Directors authorized the payment of a $10,000 bonus to Sanford M. Brink, a $100,000 bonus to C. Andrew Rollwagen and a $60,000 bonus to Dr. Daniel C. Sigg, each of whom was a non–employee, non–executive member of our Board of Directors at December 31, 2009. We also reimburse our directors for travel–related expenses.
     On September 26, 2008, the Compensation Committee of our Board of Directors granted stock options to each of the then three members of our Board of Directors, as well as to our sole employee. The terms of the options granted to the four optionees were identical except that the options granted to Mr. William H. Johnson, our only employee, qualified as incentive stock options under the Internal Revenue Code of 1986, as amended, while each of the members of our Board of Directors at such time was granted non–qualified stock options. William H. Johnson, C. Andrew Rollwagen and Dr. Daniel C. Sigg each received an option to purchase 16,000 shares of our common stock at $4.00 per share and Judd A. Berlin received an option to purchase 66,000 shares of our common stock at $4.00 per share. All of the options were fully vested and exercisable as of the date of grant and will expire on September 26, 2018. All of the options were granted under plans previously approved by our shareholders and the exercise price for the options was equal to the fair market value of our common stock on the date of grant. All of the options provide that termination of service as a member of our Board of Directors or as an employee of LecTec for any reason other than for cause, as defined in the option agreement, will not affect the terms of the option or cause the option to terminate.
     Upon the election of our new Board of Directors, each non—employee member of our Board of Directors will receive an annual cash payment of $12,000 for annual services to LecTec, which cash payment will be paid in advance in quarterly installments of $3,000 before the beginning of each of the quarters in which services will be performed. In addition, each member of our Board of Directors will receive a 7 year option to purchase 20,000 shares of our common stock at an exercise price equal to the fair market value of our common stock on the date of grant. The option will vest immediately with respect to 5,000 shares of our common stock and will vest with respect to 5,000 shares of our common stock for each of the following three quarters. Each option will provide that termination of service as a member of our Board of Directors for any reason other than for cause, as defined in the option agreement, will not affect the terms of the option or cause the option to terminate and the option will become fully vested in the event such director is terminated in connection with an acquisition or merger.
     The following table shows compensation paid to the members of our Board of Directors during 2009.

	Fees
	Earned
	or Paid in	Stock	Option
	Cash	Awards	Awards	Total
Name(1)	($)(1)	($)	($)	($)
Judd A. Berlin	—	—	—	—
Sanford M. Brink	17,911	—	—	17,911
C. Andrew Rollwagen	117,500	—	—	117,500
Daniel C. Sigg	77,500	—	—	77,500

(1)	Sanford M. Brink’s director fees were prorated since he became a member of our Board of Directors on July 19, 2009. None of our directors held any shares of restricted stock as of December 31, 2009.
     Our Compensation Committee reviews and makes recommendations to our Board of Directors regarding compensation to be paid to our non—employee directors.
RELATED PERSON TRANSACTIONS
Relationship with Judd A. Berlin
     On May 26, 2010, we announced that Judd A. Berlin was stepping down as our Chief Executive Officer and Chief Financial Officer, effective June 1, 2010, and that he would continue as Chairman of our Board of Directors and act as an advisor to LecTec to evaluate business opportunities in Asia and to further support our efforts regarding the development of our intellectual property portfolio and protection thereof. Mr. Berlin’s advisory services agreement with us (the “Advisory Services Agreement”) entitles him to: (a) compensation of $11,000 per month; (b) reimbursement for reasonable travel and other business expenses; and (c) reimbursement in the amount of $30,000 if, during any calendar year, his service to us requires him to be physically present in the United States for more than 30 days within such year and consequently he is required to forfeit the benefit of the Foreign Earned Income Exclusion under the Internal Revenue Code of 1986, as amended.
     The Advisory Services Agreement and the rights and obligations of LecTec and Mr. Berlin thereunder will terminate immediately upon the occurrence of any of the following events: (a) Mr. Berlin’s death; (b) Mr. Berlin becomes physically or mentally disabled such that he is unable to adequately perform the services under the Advisory Services Agreement for a continuous period of 30 days; (c) Mr. Berlin is convicted of any crime (excluding traffic violations or other minor offenses), or engages in any activity that constitutes a material violation of normal standards of business ethics; (d) Mr. Berlin willfully refuses to comply with or implement reasonable policies established by us; (e) either party is in breach of the Advisory Services Agreement and has failed to cure such breach within 15 days of the receipt of written notice of breach from the non—breaching party; or (f) for any reason by either party upon 30 days’ written notice to the other party. If the Advisory Services Agreement is terminated by Mr. Berlin pursuant to item (e) above or by us pursuant to item (f) above, and Mr. Berlin thereafter provides services to us, including, without limitation, attending, testifying at or otherwise assisting us at any trial in our medicated patch patent infringement litigation, then Mr. Berlin will be compensated for such services at the rate of $250 per hour, subject to maximums of $3,000 per day and $10,000 per week.
EXECUTIVE COMPENSATION
Summary Compensation Table
     The following table sets forth the cash and non—cash compensation for the last three fiscal years awarded to or earned by our Chief Executive Officer and Chief Financial Officer. No other individual served as an executive officer of LecTec during 2009.

Name and				Stock	Option	All Other
Principal		Salary		Awards	Awards	Compensation	Total
Position	Year	($)	Bonus ($)(2)	($)(1)	($)(1)	($)	($)
Judd A. Berlin	2009	—	200,000	—	—	—	200,000
Chief Executive Officer,	2008	—		—	263,467	—	263,467
Chief Financial Officer and Director	2007	—	—	—	—	—	—

(1)	The amounts in this column are calculated based on the aggregate grant date fair value computed in accordance with Accounting Standards Codification (ASC) Topic 718. There were no option grants made to Mr. Berlin during 2009. The amount of option awards for the year ended December 31, 2008 were calculated based on ASC Topic 718 and equal the financial statement compensation expense for stock option awards as reported in our statements of operations. The recorded expense is based on the fair value of the stock option grants as estimated using the Black—Scholes—Merton option—pricing model. The assumptions used to arrive at the Black—Scholes—Merton value are disclosed in Note H to our financial statements included in our Annual Report on Form 10—K for the year ended December 31, 2009. The full grant date ASC Topic 718 value of the option awards granted in 2008 to Mr. Berlin was $263,467.

(2)	On December 21, 2009, our Board of Directors granted to Mr. Berlin a one—time payment of $200,000 in recognition of Mr. Berlin’s long service to LecTec without compensation and our settlement of the patent litigation with certain defendants.
Outstanding Equity Awards at 2009 Fiscal Year—End
     The following table summarizes the total outstanding equity awards held at the end of the 2009 fiscal year by the executive officers named in the Summary Compensation Table.

	Option Awards				Stock Awards
Market
					Number of	Value of
	Number of Securities	Number of Securities			Shares or	Shares or
	Underlying	Underlying			Units of	Units of
	Unexercised	Unexercised	Option		Stock Held That	Stock That
	Options	Options	Exercise	Option	Have Not	Have Not
	(#)(1)	(#)	Price	Expiration	Vested	Vested
Name	Exercisable	Unexercisable	($)	Date	(#)	($)
Judd A. Berlin	66,000	—	4.00	9/26/2018	—	—

(1)	On September 26, 2008, Mr. Berlin, in his capacity as a non—employee member of our Board of Directors at such time, received an option to purchase 66,000 shares of our common stock at $4.00 per share. These options were outstanding as of December 31, 2009. All of the options are fully vested and exercisable as of the date of grant and will expire on September 26, 2018. All of the options were granted under plans previously approved by our shareholders and the exercise price for the options were issued at a price equal to the fair market value of our common stock on the date of grant. All of the options provide that termination of service as member of our Board of Directors for any reason other than for cause, as defined in the option agreement, will not affect the terms of the option or cause the option to terminate.
PROPOSAL 2 — APPROVAL OF THE
LECTEC CORPORATION 2010 STOCK INCENTIVE PLAN
     On August 16, 2010, our Board of Directors adopted, subject to shareholder approval, the LecTec Corporation 2010 Stock Incentive Plan (the “Stock Incentive Plan”). The purpose of the Stock Incentive Plan is to promote the interests of LecTec and our shareholders by aiding us in attracting and retaining employees, officers, consultants, advisors and non—employee directors who we expect will contribute to our success and to enable these individuals to participate in our long—term success and growth by giving them a proprietary interest in LecTec. The Stock Incentive Plan is intended to replace our existing LecTec Corporation 2001 Stock Incentive Plan (the “2001 Stock Incentive Plan”), which is scheduled to expire by its terms on July 1, 2011.
     The Stock Incentive Plan authorizes the grant of stock options, restricted stock units (including restricted stock units with time—based and performance—based vesting) and other forms of stock—based compensation. Our Board of Directors believes that stock options and restricted stock units have been, and that in the future stock—based compensation will be, a very important factor both in attracting and retaining experienced and talented employees and non—employee directors and in motivating them to contribute significantly to the growth and profitability of our business. Our Board of Directors believes that stock—based compensation aligns the interests of our managers and non—employee directors with the interests of our shareholders. We believe the availability of stock—based compensation not only increases employees’ focus on the creation of shareholder value, but also enhances employee retention and generally provides increased motivation for our employees to contribute to our future success.
     If the Stock Incentive Plan is approved by our shareholders, no more awards will be granted under the 2001 Stock Incentive Plan.
     The following is a summary of the material terms of the Stock Incentive Plan and is qualified in its entirety by reference to the Stock Incentive Plan. A copy of the Stock Incentive Plan is attached as Appendix A to this Proxy Statement.
Summary of the Stock Incentive Plan
Administration
     The Compensation Committee of our Board of Directors (the “Compensation Committee”) will administer the Stock Incentive Plan and will have full power and authority to determine when and to whom awards will be granted, and the type, amount, form of payment and other terms and conditions of each award, consistent with the provisions of the Stock Incentive Plan. In addition, the Compensation Committee can specify whether, and under what circumstances, awards to be received under the Stock Incentive Plan or amounts payable under such awards may be deferred automatically or at the election of either the holder of the award or the Compensation Committee. Subject to the provisions of the Stock Incentive Plan, the Compensation Committee may amend or waive the terms and conditions, or accelerate the exercisability, of an outstanding award. The Compensation Committee has authority to interpret the Stock Incentive Plan and establish rules and regulations for the administration of the Stock Incentive Plan.
     The Compensation Committee may delegate its powers under the Stock Incentive Plan to one or more directors (including a director who is also one of our officers) and may authorize one or more officers to grant awards under the Stock Incentive Plan, except that the Compensation Committee may not delegate its powers to grant awards to executive officers or directors who are subject to Section 16 of the Exchange Act, or in a way that would violate Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Our Board of Directors may also exercise the powers of the Compensation Committee at any time, so long as its actions would not violate Section 162(m) of the Internal Revenue Code.
Eligible Participants
     Any employee, officer, consultant, advisor or non—employee director providing services to us or any of our affiliates, who is selected by the Compensation Committee, is eligible to receive an award under the Stock Incentive Plan, provided that, in the case of consultants and advisors, such services are not in connection with the offer or sale of securities in a capital—raising transaction and do not directly or indirectly promote or maintain a market for our securities.

Shares Available For Awards
     The aggregate number of shares of our common stock that may be issued under all stock—based awards made under the Stock Incentive Plan will be 450,000. Under the Stock Incentive Plan, no person may be granted in any taxable year Qualified Performance Awards (as defined below) denominated in shares for more than 25,000 shares in the aggregate.
     The Compensation Committee will adjust the number of shares and share limits described above in the case of a stock dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split—up, spin—off, combination, repurchase or exchange of shares, issuance of warrants or other rights or other similar corporate transaction or event that affects shares of our common stock, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the Stock Incentive Plan.
Types of Awards and Terms and Conditions
     The Stock Incentive Plan permits grants of:
•	stock options (including both incentive and non—qualified stock options);

•	stock appreciation rights (“SARs”);

•	restricted stock and restricted stock units;

•	dividend equivalents;

•	performance awards of cash, stock or property;

•	stock awards; and

•	other stock—based awards.
     Awards may be granted alone, in addition to, in combination with or in substitution for, any other award granted under the Stock Incentive Plan or any other compensation plan. Awards can be granted for no cash consideration or for any cash or other consideration as may be determined by the Compensation Committee or as required by applicable law. Awards may provide that upon the grant or exercise thereof, the holder will receive cash, shares of our common stock, other securities or property or any combination of these in a single payment, installments or on a deferred basis. The exercise price per share under any stock option and the grant price of any SAR may not be less than the fair market value of our common stock on the date of grant of such option or SAR except to satisfy legal requirements of foreign jurisdictions or if the award is in substitution for an award previously granted by an entity acquired by us. Determinations of fair market value under the Stock Incentive Plan will be made in accordance with methods and procedures established by the Compensation Committee. The term of awards may not be longer than ten years from the date of grant. Awards will be adjusted by the Compensation Committee in the case of a stock dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split—up, spin—off, combination, repurchase or exchange of shares, issuance of warrants or other rights or other similar corporate transaction or event that affects shares of our common stock in order to prevent dilution or enlargement of the benefits or potential benefits intended to be provided under the Stock Incentive Plan.
     Stock Options. The holder of an option will be entitled to purchase a number of shares of our common stock at a specified exercise price during a specified time period, all as determined by the Compensation Committee. The option exercise price may be payable either in cash or, at the discretion of the Compensation Committee, in other securities or other property having a fair market value on the exercise date equal to the exercise price. The Stock Incentive Plan provides that the term of any option will be fixed by the Compensation Committee but will not be longer than ten years from the grant date of the option.
     Stock Appreciation Rights. The holder of an SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date or, at the Compensation Committee’s discretion, as of any time during a specified period before or after the exercise date) of a specified number of shares of our common stock over the grant price of the SAR. SARs vest and become exercisable in accordance with a vesting schedule established by the Compensation Committee. The Stock Incentive Plan provides that the term of any SAR will be fixed by the Compensation Committee but will not be longer than ten years from the grant date of the SAR.
     Restricted Stock and Restricted Stock Units. The holder of restricted stock will own shares of our common stock subject to restrictions imposed by the Compensation Committee (including, for example, restrictions on the right to vote the restricted shares or to receive any dividends with respect to the shares) for a specified time period determined by the Compensation Committee. The holder of restricted stock units will have the right, subject to any restrictions imposed by the Compensation Committee, to receive shares of our common stock, or a cash payment equal to the fair market value of those shares, at some future date determined by the Compensation Committee. If the participant’s employment or service as a director terminates during the vesting period for any reason, the restricted stock and restricted stock units will be forfeited, unless the Compensation Committee determines that it would be in our best interest to waive the remaining restrictions.
     Dividend Equivalents. The holder of a dividend equivalent will be entitled to receive payments (in cash, shares of our common stock, other securities or other property) equivalent to the amount of cash dividends paid by us to our shareholders, with respect to the number of shares determined by the Compensation Committee. Dividend equivalents will be subject to other terms and conditions determined by the Compensation Committee.
     Performance Awards. The Compensation Committee may grant performance awards under the Stock Incentive Plan. A performance award may be payable in cash or stock and will be conditioned solely upon the achievement of one or more objective performance goals established by the Compensation Committee in accordance with the Stock Incentive Plan. The Compensation Committee will determine the length of the performance period, establish the performance goals for the performance period and determine the amounts of the performance awards for each participant. Certain performance awards granted under the Stock Incentive Plan may be intended to qualify as “performance—based compensation” within the meaning of Section 162(m) of the Internal Revenue Code (“Qualified Performance Awards”).

     Performance goals must be based solely on one or more of the following business criteria, applied on a corporate, subsidiary, division, business unit, line of business or geographic regional basis: sales, revenue, costs, expenses, earnings (including one or more of net profit after tax, gross profit, operating profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings), earnings per share, earnings per share from continuing operations, operating income, pre—tax income, net income, margins (including one or more of direct gross, gross, operating income, net income and pretax net income margins), returns (including one or more of return on actual or proforma assets, net assets, equity, investment, investment capital, capital and net capital employed), shareholder return (including total shareholder return relative to an index or peer group), stock price, economic value added, cash generation, cash flow, unit volume, working capital, market share, environmental health and safety goals, cost reductions and development and implementation of strategic plans, completion of key projects, management succession plans or diversity initiatives. Performance goals may be an absolute measure or a defined change (amount or percentage) in a measure. The measure of performance may be set by reference to an absolute standard or a comparison to specified companies or groups of companies, or other external measures. The Compensation Committee may provide that, in determining whether the performance goal has been achieved, the effect of certain events may be excluded. These events include, but are not limited to, any of the following: asset write—downs; litigation or claim judgments or settlements; changes in tax law, accounting principles or other such laws or provisions affecting reported results; severance, contract termination and other costs related to exiting certain business activities; and gains or losses from the disposition of businesses or assets or from the early extinguishment of debt.
     Under the Stock Incentive Plan, the maximum amount that may be paid with respect to Qualified Performance Awards denominated in cash to any participant in the aggregate in any taxable year is $100,000 in value (whether payable in cash, stock or other property). In addition, Qualified Performance Awards must comply with the requirements of Section 162(m) of the Internal Revenue Code.
     Stock Awards. The Compensation Committee may grant unrestricted shares of our common stock, subject to terms and conditions determined by the Compensation Committee and the limitations in the Stock Incentive Plan.
     Other Stock—Based Awards. The Compensation Committee is also authorized to grant other types of awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to our common stock, subject to terms and conditions determined by the Compensation Committee and the limitations in the Stock Incentive Plan.
Accounting for Awards
     If an award entitles the holder to receive or purchase shares of our common stock, the shares covered by such award or to which the award relates will be counted against the aggregate number of shares available for awards under the Stock Incentive Plan. For SARs settled in shares upon exercise, the aggregate number of shares with respect to which the SAR is exercised, rather than the number of shares actually issued upon exercise, will be counted against the number of shares available for awards under the Stock Incentive Plan. Awards that do not entitle the holder to receive or purchase shares and awards that are settled in cash will not be counted against the aggregate number of shares available for awards under the Stock Incentive Plan.

     The Stock Incentive Plan provides that shares covered by an award made under the Stock Incentive Plan (or to which such an award relates) that are not purchased, that are forfeited or are reacquired by us (including shares of restricted stock, whether or not dividends have been paid on such shares), or that are subject to an award that otherwise terminates or is cancelled without delivery of such shares, shall be available for award again under the Stock Incentive Plan to the extent of any such forfeiture, reacquisition, termination or cancellation. Shares that are withheld in full or partial payment of the purchase or exercise price of any award or in connection with the satisfaction of tax obligations relating to an award will not be available again for grant awards under the Stock Incentive Plan.
Duration, Termination and Amendment
     Unless terminated by the Board of Directors, the Stock Incentive Plan will expire on August 15, 2020. No awards may be made after that date. However, unless otherwise expressly provided in an applicable award agreement, any award granted under the Stock Incentive Plan prior to expiration may extend beyond the expiration of the Stock Incentive Plan through the award’s normal expiration date. The Board of Directors may amend, alter, suspend, discontinue or terminate the Stock Incentive Plan at any time, although shareholder approval must be obtained for any amendment to the Stock Incentive Plan that would: (1) increase the number of shares of our common stock available under the Stock Incentive Plan, (2) increase the award limits under the Stock Incentive Plan, (3) permit awards of options or SARs at a price less than fair market value, (4) permit repricing of options or SARs or (5) cause Section 162(m) of the Internal Revenue Code to become unavailable with respect to the Stock Incentive Plan. Shareholder approval is also required for any action that requires shareholder approval under the rules and regulations of the Securities and Exchange Commission or any other securities exchange that are applicable to us.
Prohibition on Repricing Awards and Award Adjustments
     No option or SAR may be amended to reduce its initial exercise or grant price, and no option or SAR may be cancelled and replaced with awards having a lower exercise or grant price. However, the Compensation Committee may adjust the exercise or grant price of, and the number of shares subject to, any outstanding option or SAR in connection with a stock dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split—up, spin—off, combination, repurchase or exchange of shares, issuance of warrants or other rights or other similar corporate transaction or event that affects shares of our common stock, in order to prevent dilution or enlargement of the benefits, or potential benefits intended to be provided under the Stock Incentive Plan.
Transferability of Awards
     Except in certain limited situations permitted under the Stock Incentive Plan, awards (other than stock awards) under the Stock Incentive Plan may only be transferred by will or by the laws of descent and distribution. Under no circumstances may outstanding awards (other than stock awards) be transferred for value.

Federal Income Tax Consequences
Grant of Options and SARs
     The grant of a stock option (either an incentive stock option or a non—qualified stock option) or SAR is not expected to result in any taxable income for the recipient.
Exercise of Incentive Stock Options
     No taxable income is realized by the optionee upon the exercise of an incentive stock option. If stock is issued to the optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such award holder within two years after the date of grant or within one year after the transfer of such shares to such award holder, then (1) upon the sale of such shares, any amount realized in excess of the option price will be taxed to such optionee as a long—term capital gain and any loss sustained will be a long—term capital loss, and (2) we will not be entitled to a deduction for federal income tax purposes.
     If the stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of either holding period described above, generally (1) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the option price paid for such shares, and (2) we will be entitled to deduct such amount for federal income tax purposes if the amount represents an ordinary and necessary business expense. Any further gain (or loss) realized by the optionee will be taxed as short—term or long—term capital gain (or loss), as the case may be, and will not result in any deduction by us.
Exercise of Non—Qualified Stock Options and SARs
     Upon exercising a non—qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of our common stock acquired on the date of exercise over the exercise price, and we generally will be entitled at that time to an income tax deduction for the same amount. Upon exercising a SAR, the amount of any cash received and the fair market value on the exercise date of any shares of our common stock received are taxable to the recipient as ordinary income and generally are deductible by us.
     The tax consequence upon a disposition of shares acquired through the exercise of a non—qualified stock option or SAR will depend on how long the shares have been held. Generally, there will be no tax consequence to us in connection with the disposition of shares acquired under a non—qualified stock option or SAR.
Restricted Stock
     Recipients of grants of restricted stock generally will be required to include as taxable ordinary income the fair market value of the restricted stock at the time it is no longer subject to a substantial risk of forfeiture. However, an award holder who makes an 83(b) election within 30 days of the date of grant of the restricted stock will incur taxable ordinary income on the date of grant equal to the fair market value of such shares of restricted stock (determined without regard to forfeiture restrictions). With respect to the sale of shares after the forfeiture restrictions have expired, the holding period to determine whether the award recipient has long—term or short—term capital gain or loss generally begins when the restrictions expire, and the tax basis for such shares will generally be based on the fair market value of the shares on that date. However, if the award holder made an 83(b) election as described above, the holding period commences on the date of such election, and the tax basis will be equal to the fair market value of the shares on the date of the election (determined without regard to the forfeiture restrictions on the shares). Dividends, if any, that are paid or accrued while the restricted stock is subject to a substantial risk of forfeiture will also be taxed as ordinary income. We will be entitled to an income tax deduction equal to amounts the award holder includes in ordinary income at the time of such income inclusion.
Restricted Stock Units, Performance Awards and Dividend Equivalents
     Recipients of grants of restricted stock units, performance awards or dividend equivalents (collectively, “deferred awards”) will not incur any federal income tax liability at the time the awards are granted. Award holders will recognize ordinary income equal to (a) the amount of cash received under the terms of the award or, as applicable, (b) the fair market value of the shares received (determined as of the date of receipt) under the terms of the award. Dividend equivalents received with respect to any deferred award will also be taxed as ordinary income. Cash or shares to be received pursuant to a deferred award generally become payable when applicable forfeiture restrictions lapse; provided, however, that, if the terms of the award so provide, payment may be delayed until a later date to the extent permitted under applicable tax laws. We will be entitled to an income tax deduction for any amounts included by the award holder as ordinary income. For awards that are payable in shares, participant’s tax basis is equal to the fair market value of the shares at the time the shares become payable. Upon the sale of the shares, appreciation (or depreciation) after the shares are paid is treated as either short—term or long—term capital gain (or loss) depending on how long the shares have been held.
Other Stock Grants
     As to other grants of shares of our common stock made under the Stock Incentive Plan not subject to a substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to the excess of (a) the fair market value of the shares received (determined as of the date of receipt) over (b) the amount (if any) paid for the shares by the holder of the award. We generally will be entitled at that time to an income tax deduction for the same amount.
Income Tax Deduction
     Subject to the usual rules concerning reasonable compensation, including our obligation to withhold or otherwise collect certain income and payroll taxes, and assuming that, as expected, stock options, SARs and other Qualified Performance Awards paid under the Stock Incentive Plan are “qualified performance—based compensation” within the meaning of Section 162(m) of the Internal Revenue Code, we generally will be entitled to a corresponding income tax deduction at the time a participant recognizes ordinary income from awards made under the Stock Incentive Plan.
Special Rules for Executive Officers and Directors Subject to Section 16 of the Exchange Act
     Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, shares received through exercise or payout of a non—qualified option, an incentive stock option (for purposes of the AMT only), an SAR or a restricted stock unit, and any shares of restricted stock that vest, may be treated as restricted property for purposes of Section 83 of the Internal Revenue Code if the recipient has had a non—exempt acquisition of shares of our common stock within the six months prior to the exercise, payout or vesting. Accordingly, the amount of any ordinary income recognized and the amount of our income tax deduction will be determined as of the end of that period (unless a special election is made by the recipient pursuant to Section 83(b) of the Internal Revenue Code to recognize income as of the date the shares are received).
Delivery of Shares for Tax Obligation
     Under the Stock Incentive Plan, the Compensation Committee may permit participants receiving or exercising awards, subject to the discretion of the Compensation Committee and upon such terms and conditions as it may impose, to deliver shares of our common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the participant) to us to satisfy federal, state or local tax obligations.
Section 409A of the Internal Revenue Code
     The Stock Incentive Plan contains provisions intended to prevent adverse tax consequences under Section 409A of the Internal Revenue Code to holders of awards granted under the Stock Incentive Plan.
New Plan Benefits
     The Compensation Committee, in its sole discretion, will determine the number and types of awards that will be granted under the Stock Incentive Plan. Accordingly, it is not possible to determine the benefits that will be received by eligible participants if the Stock Incentive Plan is approved by our shareholders.
Equity Compensation Plan Information
     The following table summarizes, with respect to our equity compensation plans, the number of shares of our common stock to be issued upon exercise of outstanding options, warrants and other rights to acquire shares, the weighted—average exercise price of these outstanding options, warrants and rights and the number of shares remaining available for future issuance under our equity compensation plans as of December 31, 2009.

			Number of Securities
			Remaining Available
		Weighted Average	for
	Number of Securities	Exercise Price of	Future Issuance under
	to be Issued	Outstanding	Equity Compensation
	Upon Exercise of	Options, Warrants	Plans (Excluding
	Outstanding Options,	and Rights	Securities Reflected
Plan category	Warrants and Rights	($)	in the First Column)
Equity compensation plans approved by security holders	264,000	3.94	—

Equity compensation plans not approved by security holders	—	—	659,279

Total	264,000	3.94	659,279

Recommendation of the Board of Directors; Vote Required for Approval
     Our Board of Directors recommends that you vote “FOR” the adoption of the Stock Purchase Plan. The affirmative vote of a majority of the shares of our common stock present in person or by proxy and entitled to vote at our 2010 Annual Meeting of Shareholders is required to approve the Stock Incentive Plan.
REPORT OF THE AUDIT COMMITTEE
     The Audit Committee of our Board of Directors is composed of the following directors: Judd A. Berlin and C. Andrew Rollwagen. Mr. Rollwagen currently serves as the Chairman of our Audit Committee. Due to our size, and previous financial condition and prospects, our Board of Directors has not sought to add a member of our Board of Directors who would qualify as an “audit committee financial expert” under the definition promulgated by the Securities and Exchange Commission. Based on the size and complexity of our financial statements, our Board of Directors does not believe that the absence of an audit committee financial expert materially undermines the ability of our Audit Committee to fulfill its obligations. Our Audit Committee operates under a written charter adopted by our Board of Directors. Our Audit Committee recommends to our Board of Directors, and submits for shareholder ratification, the appointment of our independent registered public accounting firm.
     Management is responsible for our internal controls and the financial reporting process. Our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report on our financial statements. Our Audit Committee’s responsibility is to monitor and oversee these processes.
     In this context, our Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to our Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles, and our Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. Our Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board.
     Our independent registered public accounting firm also provided to our Audit Committee the written disclosures and letter concerning its independence required by applicable requirements of the Public Company Accounting Oversight Board, and our Audit Committee discussed with the independent registered public accounting firm the auditing firm’s independence. Our Audit Committee also considered whether non—audit services provided by the independent registered public accounting firm during the last fiscal year were compatible with maintaining the independent registered public accounting firm’s independence.
     Based upon our Audit Committee’s discussion with management and the independent registered public accounting firm and our Audit Committee’s review of the representation of management and the report of the independent registered public accounting firm to our Audit Committee, our Audit Committee recommended to our Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10—K for the fiscal year ended December 31, 2009 filed with the Securities and Exchange Commission.
Members of the Audit Committee of the
Board of Directors:
C. Andrew Rollwagen, Chairman
Judd A. Berlin
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES
     Lurie Besikof Lapidus & Company, LLP, our independent registered public accounting firm, provides audit services to us. The fee table below reports fees billed or to be billed to us for professional services provided to us during 2008 and 2009 by Lurie Besikof Lapidus & Company, LLP. Our Audit Committee has approved, pursuant to its pre—approval policies described below, all of the services listed below.

	2009	2008
Audit Fees	$46,500	$42,750
Audit—Related Fees	—	—
Tax Fees	10,350	4,200
All Other Fees	—	—

Total Fees	$56,850	$46,950

     Because of our size, complexity, financial condition and prospects, our Audit Committee is apprised of and pre—approves all fees for services provided by our independent registered public accounting firm, Lurie Besikof Lapidus & Company, LLP. All fees paid to Lurie Besikof Lapidus & Company, LLP for 2009 and 2008 were approved by our Audit Committee. Our Audit Committee has considered whether non—audit services provided by Lurie Besikof Lapidus & Company, LLP during 2009 and 2008 were compatible with maintaining Lurie Besikof Lapidus & Company, LLP’s independence.
PROPOSAL 3 — RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     Our Board of Directors, based upon the recommendation of our Audit Committee, has appointed Lurie Besikof Lapidus & Company, LLP as our independent registered public accounting firm to examine our financial statements for the current fiscal year ending December 31, 2010 and to perform other appropriate accounting services. Lurie Besikof Lapidus & Company, LLP has no relationship with us other than that arising from their employment as our independent registered public accounting firm.
     While we are not required to do so, we are submitting the appointment of Lurie Besikof Lapidus & Company, LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2010 for ratification in order to ascertain the views of our shareholders on this appointment. If the appointment is not ratified, our Audit Committee will reconsider its selection.
     Representatives of Lurie Besikof Lapidus & Company, LLP will be present at our 2010 Annual Meeting of Shareholders, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.
Recommendation of our Board of Directors; Vote Required for Approval
     Our Board of Directors recommends that you vote “FOR” the ratification of Lurie Besikof Lapidus & Company, LLP as our independent registered public accounting firm. The affirmative vote of a majority of the shares of our common stock present in person or by proxy and entitled to vote at our 2010 Annual Meeting of Shareholders is required to ratify the appointment of Lurie Besikof Lapidus & Company, LLP as our independent registered public accounting firm.
PROPOSALS FOR OUR 2011 ANNUAL MEETING
     Any proposal by a shareholder to be included in our proxy material and presented at our 2011 Annual Meeting of Shareholders must be received at our principal executive offices, 1407 South Kings Highway, Texarkana, Texas 75501, Attention: Corporate Secretary, no later than April 23, 2011. In addition, in connection with any matter to be proposed by a shareholder at our 2011 Annual Meeting, but not proposed for inclusion in our proxy materials, the proxy holders designated by us for that meeting may exercise their discretionary voting authority with respect to that shareholder proposal if appropriate notice of that proposal is not received by our Corporate Secretary at our principal executive office by July 7, 2011.

ANNUAL REPORT ON FORM 10—K
     Our Annual Report on Form 10—K, including financial statements for the year ended December 31, 2009, accompanies, or has been mailed to you immediately prior to, this Proxy Statement. Our 2009 Annual Report on Form 10—K is also available on our website at www.lectec.com. If requested, we will provide you copies of any exhibits to the Form 10—K upon the payment of a fee covering our reasonable expenses in furnishing the exhibits. You can request exhibits to the Form 10—K by writing to our Corporate Secretary at LecTec Corporation, 1407 South Kings Highway, Texarkana, Texas 75501.
“HOUSEHOLDING” OF PROXY MATERIALS
     The Securities and Exchange Commission rules allow a single copy of the Proxy Statement and 2009 Annual Report on Form 10—K to be delivered to multiple shareholders sharing the same address and last name, or who we reasonably believe are members of the same family, and who consent to receive a single copy of these materials in a manner provided by these rules. This practice is referred to as “householding” and can result in significant savings of paper and mailing costs. Although we do not household for our registered shareholders, some brokers household LecTec proxy statements and annual reports, delivering a single copy of each to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of our proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. We will deliver promptly upon written or oral request a separate copy of our Proxy Statement and/or our 2009 Annual Report on Form 10—K to a shareholder at a shared address to which a single copy of either document was delivered. For copies of either or both documents, shareholders should write to our Corporate Secretary at LecTec Corporation, 1407 South Kings Highway, Texarkana, Texas 75501, or call (903) 832—0993.
OTHER MATTERS
     Our Board of Directors does not know of any other business to come before our 2010 Annual Meeting of Shareholders. If any other matters are properly brought before the meeting, however, the persons named in the accompanying proxy will vote in accordance with their best judgment.
     Your cooperation in giving this matter your immediate attention and in returning your proxy promptly will be appreciated.
By Order of the Board of Directors,
Gregory G. Freitag
Chief Executive Officer, Chief Financial
Officer and Director
August 20, 2010

APPENDIX A
LECTEC CORPORATION
2010 Stock INCENTIVE PLAN
Purpose.
The purpose of the Plan is to promote the interests of the Company and its shareholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors and non–employee Directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock–based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s shareholders.
Definitions.
As used in the Plan, the following terms shall have the meanings set forth below:
     (a) “Affiliate” shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.
     (b) “Award” shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Dividend Equivalent, Performance Award, Stock Award or Other Stock–Based Award granted under the Plan.
     (c) “Award Agreement” shall mean any written agreement, contract or other instrument or document evidencing an Award granted under the Plan. An Award Agreement may be in an electronic medium and need not be signed by a representative of the Company or the Participant. Each Award Agreement shall be subject to the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.
     (d) “Board” shall mean the Board of Directors of the Company.
     (e) “Change in Control” shall have the meaning ascribed to such term in any Award Agreement; provided, however, that no Award Agreement shall contain a definition of Change in Control that has the effect of accelerating the exercisability of any Award or the lapse of restrictions relating to any Award upon only the announcement or shareholder approval of (rather than consummation of) any reorganization, merger or consolidation of, or sale or other disposition of all or substantially all of the assets of, the Company.
     (f) “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

     (g) “Committee” shall mean the Compensation Committee of the Board or any successor committee of the Board designated by the Board to administer the Plan. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b–3, and each member of the Committee shall be a “Non–Employee Director” within the meaning of Rule 16b–3 and an “outside director” within the meaning of Section 162(m). The Company expects to have the Plan administered in accordance with the requirements for the award of “qualified performance–based compensation” within the meaning of Section 162(m)of the Code.
     (h) “Company” shall mean LecTec Corporation, a Minnesota corporation, or any successor corporation.
     (i) “Director” shall mean a member of the Board.
     (j) “Dividend Equivalent” shall mean any right granted under Section 6(d) of the Plan.
     (k) “Eligible Person” shall mean any employee, officer, consultant, advisor or non–employee Director providing services to the Company or any Affiliate whom the Committee determines to be an Eligible Person, provided that, in the case of consultants and advisors, such services are not in connection with the offer or sale of securities in a capital–raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities. An Eligible Person must be a natural person.
     (l) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
     (m) “Fair Market Value” shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, unless otherwise determined by the Committee, the Fair Market Value of Shares on a given date for purposes of the Plan shall be the closing sale price of the Shares on the OTC Bulletin Board as reported on such date or, if such market is not open for trading on such date, on the most recent preceding date when such market was open for trading.
     (n) “Incentive Stock Option” shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision.
     (o) “Non–Qualified Stock Option” shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.
     (p) “Option” shall mean an Incentive Stock Option or a Non–Qualified Stock Option.
     (q) “Other Stock–Based Award” shall mean any right granted under Section 6(g) of the Plan.
     (r) “Participant” shall mean an Eligible Person designated to be granted an Award under the Plan.

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     (s) “Performance Award” shall mean any right granted under Section 6(e) of the Plan.
     (t) “Performance Goal” shall mean one or more of the following performance goals, either individually, alternatively or in any combination, applied on a corporate, subsidiary, division, business unit, line of business or geographic region basis: sales, revenue, costs, expenses, earnings (including one or more of net profit after tax, gross profit, operating profit, earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization and net earnings), earnings per share, earnings per share from continuing operations, operating income, pre–tax income, net income, margins (including one or more of direct gross, gross, operating income, net income and pretax net income margins), returns (including one or more of return on actual or proforma assets, net assets, equity, investment, investment capital, capital and net capital employed), shareholder return (including total shareholder return relative to an index or peer group), stock price, economic value added, cash generation, cash flow, unit volume, working capital, market share, environmental health and safety goals, cost reductions and development and implementation of strategic plans, completion of key projects, management succession plans or diversity initiatives. A Performance Goal may be an absolute measure or a defined change (amount or percentage) in a measure. A Performance Goal may reflect absolute entity or business unit performance or performance relative to the performance of a peer group of companies or other external measure. To the extent consistent with Section 162(m), the Committee may provide that, in determining whether the Performance Goal has been achieved, the effect of certain events may be excluded. These events include, but are not limited to, any of the following: asset write–downs, litigation or related judgments or settlements, changes in tax law, accounting principles or other such laws or provisions affecting reported results, severance, contract termination and other costs related to exiting certain business activities, and gains or losses from the disposition of businesses or assets or from the early extinguishment of debt.
     (u) “Person” shall mean any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.
     (v) “Plan” shall mean this LecTec Corporation 2010 Stock Incentive Plan, as amended from time to time.
     (w) “Qualified Performance Award” means a Performance Award that (i) is made to as officer of the Company who may be a “covered person” under Section 162(m), and (ii) is intended to be “qualified performance–based compensation” within the meaning of Section 162(m).
     (x) “Restricted Stock” shall mean any Share granted under Section 6(c) of the Plan.
     (y) “Restricted Stock Unit” shall mean any unit granted under Section 6(c) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.
     (z) “Rule 16b–3” shall mean Rule 16b–3 promulgated by the Securities and Exchange Commission under the Exchange Act or any successor rule or regulation.

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     (aa) “Section 162(m)” shall mean Section 162(m) of the Code and the applicable Treasury Regulations promulgated thereunder.
     (bb) “Shares” shall mean shares of Common Stock, par value of $0.01 per share, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.
     (cc) “Specified Employee” shall mean a “specified employee” as such term is defined in Section 409A(a)(2)(B) of the Code.
     (dd) “Stock Appreciation Right” shall mean any right granted under Section 6(b) of the Plan.
     (ee) “Stock Award” shall mean any Share granted under Section 6(f) of the Plan.
     (ff) “2001 Plan” shall mean the LecTec Corporation 2001 Stock Option Plan, as amended from time to time.
Administration.
     Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or the method by which payments or other rights are to be calculated in connection with) each Award; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement; (vi) accelerate the exercisability of any Award or the lapse of restrictions relating to any Award; (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or cancelled, forfeited or suspended; (viii) determine whether, to what extent and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder of the Award or the Committee; (ix) interpret and administer the Plan and any instrument or agreement, including any Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award or Award Agreement shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award or Award Agreement, and any employee of the Company or any Affiliate.
     Delegation. The Committee may delegate its powers and duties under the Plan to one or more Directors (including a Director who is also an officer of the Company) or a committee of Directors and may authorize one or more officers of the Company to grant Awards under the Plan, subject to such terms, conditions and limitations as the Committee may establish in its sole

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discretion; provided, however, that the Committee shall not delegate its powers and duties under the Plan (i) with regard to officers or directors of the Company or any Affiliate who are subject to Section 16 of the Exchange Act or (ii) in such a manner as would cause the Plan not to comply with the requirements of Section 162(m).
     Power and Authority of the Board of Directors. Notwithstanding anything to the contrary contained herein, the Board may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan, unless the exercise of such powers and duties by the Board would cause the Plan not to comply with the requirements of Section 162(m).
Shares Available for Awards.
     Shares Available. Subject to adjustment as provided in Section 4(c) of the Plan, the aggregate number of Shares that may be issued under all Awards under the Plan shall be 450,000. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited or are reacquired by the Company (including shares of Restricted Stock, whether or not dividends have been paid on such shares), or if an Award otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted pursuant to Section 4(b) of the Plan against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Awards under the Plan. Shares that are withheld in full or partial payment to the Company of the purchase or exercise price relating to an Award or in connection with the satisfaction of tax obligations relating to an Award shall not be available for granting Awards under the Plan.
     Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for Awards under the Plan. For Stock Appreciation Rights settled in Shares upon exercise, the aggregate number of Shares with respect to which the Stock Appreciation Right is exercised, rather than the number of Shares actually issued upon exercise, shall be counted against the number of Shares available for Awards under the Plan. Awards that do not entitle the holder thereof to receive or purchase Shares and Awards that are settled in cash shall not be counted against the aggregate number of Shares available for Awards under the Plan.
     Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split–up, spin–off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding

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Awards, (iii) the purchase or exercise price with respect to any Awards and (iv) the limitations contained in Section 4(d) of the Plan.
     Section 162(m) Limitations for Qualified Performance Awards . In accordance with Section 162(m), there are limits on the Qualified Performance Awards that may be granted to an Eligible Person under the Plan in any taxable year. Qualified Performance Awards denominated in Shares are subject to the limit set forth in subsection (i) below, and Qualified Performance Awards denominated in cash are subject to the limit set forth in subsection (ii) below. In no case is a Qualified Performance Award subject to both of the limits set forth in subsections (i) and (ii) below.
          Limitation for Qualified Performance Awards Denominated in Shares. No Eligible Person may be granted any Qualified Performance Award or Qualified Performance Awards denominated in Shares for more than 25,000 Shares (subject to adjustment as provided for in Section 4(c) of the Plan) in the aggregate in any taxable year.
          Limitation for Qualified Performance Awards Denominated in Cash. No Eligible Person may be granted any Qualified Performance Award or Qualified Performance Awards denominated in cash with a value in excess of $100,000 (whether payable in cash, Shares or other property) in the aggregate in any taxable year.
Eligibility.
Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its discretion, shall deem relevant. Notwithstanding the foregoing, an Incentive Stock Option may only be granted to full–time or part–time employees (which term as used herein includes, without limitation, officers and Directors who are also employees), and an Incentive Stock Option shall not be granted to an employee of an Affiliate unless such Affiliate is also a “subsidiary corporation” of the Company within the meaning of Section 424(f) of the Code or any successor provision.
Awards.
     Options. The Committee is hereby authorized to grant Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:
          Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee and shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such Option; provided, however, that the Committee may designate a per share exercise price below Fair Market Value on the date of grant (A) to the extent necessary or appropriate, as determined by the Committee, to satisfy applicable legal or regulatory requirements of a foreign jurisdiction or (B) if the Option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company or an Affiliate.

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          Option Term. The term of each Option shall be fixed by the Committee but shall not be longer than ten (10) years from the date of grant.
          Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the applicable exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.
     Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right; provided, however, that the Committee may designate a per share grant price below Fair Market Value on the date of grant (A) to the extent necessary or appropriate, as determined by the Committee, to satisfy applicable legal or regulatory requirements of a foreign jurisdiction or (B) if the Stock Appreciation Right is granted in substitution for a stock appreciation right previously granted by an entity that is acquired by or merged with the Company or an Affiliate. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The term of any Stock Appreciation Right will be fixed by the Committee but shall not be longer than ten (10) years from the date of grant. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.
     Restricted Stock and Restricted Stock Units. The Committee is hereby authorized to grant Awards of Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:
          Restrictions. Shares of Restricted Stock and Restricted Stock Units shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate.
          Issuance and Delivery of Shares. Any Restricted Stock granted under the Plan shall be issued at the time such Awards are granted and may be evidenced in such manner as the Committee may deem appropriate, including book–entry registration or issuance of a stock certificate or certificates, which certificate or certificates shall be held by the Company. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the restrictions applicable to such Restricted Stock. Shares

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representing Restricted Stock that is no longer subject to restrictions shall be delivered to the Participant promptly after the applicable restrictions lapse or are waived. In the case of Restricted Stock Units, no Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to Restricted Stock Units evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of the Restricted Stock Units.
          Forfeiture. Except as otherwise determined by the Committee, upon a Participant’s termination of employment or resignation or removal as a Director (in either case, as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock and all Restricted Stock Units held by the Participant at such time shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock or Restricted Stock Units.
     Dividend Equivalents. The Committee is hereby authorized to grant Dividend Equivalents to Eligible Persons under which the Participant shall be entitled to receive payments (in cash, Shares, other securities, other Awards or other property as determined in the discretion of the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Shares determined by the Committee. Subject to the terms of the Plan and any applicable Award Agreement, such Dividend Equivalents may have such terms and conditions as the Committee shall determine.
     Performance Awards. The Committee is hereby authorized to grant Performance Awards to Eligible Persons subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) may be denominated or payable in cash, Shares (including, without limitation, Restricted Stock and Restricted Stock Units), other securities, other Awards or other property, and (ii) shall confer on the holder thereof the right to receive payments, in whole or in part, upon the achievement of one or more objective Performance Goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan, the Performance Goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted, the amount of any payment to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee. Qualified Performance Awards shall be conditioned, to the extent required by 162(m), solely on the achievement of one or more objective Performance Goals established by the Committee within the time prescribed by Section 162(m), and Qualified Performance Awards shall otherwise comply with the requirements of Section 162(m).
     Stock Awards. The Committee is hereby authorized to grant to Eligible Persons Shares without restrictions thereon, as deemed by the Committee to be consistent with the purpose of the Plan. Subject to the terms of the Plan and any applicable Award Agreement, such Stock Awards may have such terms and conditions as the Committee shall determine.
     Other Stock–Based Awards. The Committee is hereby authorized to grant to Eligible Persons such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible

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into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. The Committee shall determine the terms and conditions of such Awards, subject to the terms of the Plan and the Award Agreement. Shares, or other securities delivered pursuant to a purchase right granted under this Section 6(g), shall be purchased for consideration having a value equal to at least 100% of the Fair Market Value of such Shares or other securities on the date the purchase right is granted. The consideration paid by the Participant may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof), as the Committee shall determine.
     General.
          Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as may be determined by the Committee or required by applicable law.
          Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.
          Forms of Payment under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof), and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents with respect to installment or deferred payments.
          Term of Awards. The term of each Award shall be for a period not longer than ten (10) years from the date of grant.
          Limits on Transfer of Awards. Except as otherwise provided in this Section 6(h)(v), no Award (other than a Stock Award) and no right under any such Award shall be transferable by a Participant other than by will or by the laws of descent and distribution. The Committee may establish procedures as it deems appropriate for a Participant to designate a Person or Persons, as beneficiary or beneficiaries, to exercise the rights of the Participant and receive any property distributable with respect to any Award in the event of the Participant’s death. The Committee, in its discretion and subject to such additional terms and conditions as it determines, may permit a Participant to transfer a Non–Qualified Stock Option to any “family member” (as such term is defined in the General Instructions to Form S-8 (or any successor to such Instructions or such Form) under the Securities Act of 1933, as amended) at any time that such Participant holds such Option, provided that such transfers may not be for value (i.e.,the

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transferor may not receive any consideration therefor) and the family member may not make any subsequent transfers other than by will or by the laws of descent and distribution. Each Award under the Plan or right under any such Award shall be exercisable during the Participant’s lifetime only by the Participant (except as provided herein or in an Award Agreement or amendment thereto relating to a Non–Qualified Stock Option) or, if permissible under applicable law, by the Participant’s guardian or legal representative. No Award (other than a Stock Award) or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.
          Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may cause appropriate entries to be made or legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.
          Prohibition on Option and Stock Appreciation Right Repricing. Except as provided in Section 4(c) hereof, no Option may be amended to reduce its initial exercise price, and no Option shall be cancelled and replaced with an Option or Options having a lower exercise price. In addition, except as provided in Section 4(c) hereof, no Stock Appreciation Right may be amended to reduce its grant price, and no Stock Appreciation Right shall be cancelled and replaced with a Stock Appreciation Right having a lower grant price.
          Section 409A Provisions. Notwithstanding anything in the Plan or any Award Agreement to the contrary, to the extent that any amount or benefit that constitutes “deferred compensation” to a Participant under Section 409A of the Code and applicable guidance thereunder is otherwise payable or distributable to a Participant under the Plan or any Award Agreement solely by reason of the occurrence of a Change in Control or due to the Participant’s disability or “separation from service” (as such term is defined under Section 409A), such amount or benefit will not be payable or distributable to the Participant by reason of such circumstance, unless the Committee determines in good faith that (i) the circumstances giving rise to such Change in Control, disability or separation from service meet the definition of a change in ownership or control, disability or separation from service, as the case may be, in Section 409A(a)(2)(A) of the Code and applicable proposed or final regulations, or (ii) the payment or distribution of such amount or benefit would be exempt from the application of Section 409A by reason of the short–term deferral exemption or otherwise. Any payment or distribution that otherwise would be made to a Participant who is a Specified Employee (as determined by the Committee in good faith) on account of separation from service may not be made before the date which is six months after the date of the Specified Employee’s separation from service (or, if earlier, upon the Specified Employee’s death), unless the payment or distribution is exempt from the application of Section 409A by reason of the short–term deferral exemption or otherwise.

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Amendment and Termination; Corrections.
     Amendments to the Plan. The Board may amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, prior approval of the shareholders of the Company shall be required for any amendment to the Plan that:
          (i) requires shareholder approval under the rules or regulations of the Securities and Exchange Commission, the NASDAQ Stock Market or any securities exchange that are applicable to the Company;
          (ii) increases the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;
          (iii) increases the number of shares or value subject to the limitations contained in Section 4(d) of the Plan;
          (iv) permits repricing of Options or Stock Appreciation Rights which is prohibited by Section 6(h)(vii) of the Plan;
          (v) permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the date of grant of such Option or Stock Appreciation Right, contrary to the provisions of Sections 6(a)(i) and 6(b)(ii) of the Plan; and
          (vi) would cause Section 162(m) of the Code to become unavailable with respect to the Plan.
     Amendments to Awards. Subject to the provisions of the Plan, the Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided in the Plan, the Committee may amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, but no such action may adversely affect the rights of the holder of such Award without the consent of the Participant or holder or beneficiary thereof.
     Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award or Award Agreement in the manner and to the extent it shall deem desirable to implement or maintain the effectiveness of the Plan.
Income Tax Withholding.
In order to comply with all applicable federal, state, local or foreign income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state, local or foreign payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the applicable taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it

11

may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.
General Provisions.
     No Rights to Awards. No Eligible Person, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.
     Award Agreements. No Participant shall have rights under an Award granted to such Participant unless and until an Award Agreement is issued to, and accepted by, the Participant.
     No Rights of Shareholders. Except with respect to Restricted Stock and Stock Awards, neither a Participant nor the Participant’s legal representative shall be, or have any of the rights and privileges of, a shareholder of the Company with respect to any Shares issuable upon the exercise or payment of any Award, in whole or in part, unless and until the Shares have been issued.
     No Limit on Other Compensation Plans or Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation plans or arrangements, and such plans or arrangements may be either generally applicable or applicable only in specific cases.
     No Right to Employment or Directorship. The grant of an Award shall not be construed as giving a Participant the right to be retained as an employee of the Company or any Affiliate, or a Director to be retained as a Director, nor will it affect in any way the right of the Company or an Affiliate to terminate a Participant’s employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement.
     Governing Law. The internal law, and not the law of conflicts, of the State of Minnesota, shall govern all questions concerning the validity, construction and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award.
     Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or

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intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.
     No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.
     No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Share or whether such fractional Share or any rights thereto shall be cancelled, terminated or otherwise eliminated.
     Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.
Effective Date of the Plan; Effect on 2001 Plan.
The Plan was adopted by the Board on August 16, 2010. The Plan shall be subject to approval by the shareholders of the Company at the annual meeting of shareholders of the Company to be held on September 22, 2010, and the Plan shall be effective as of the date of such shareholder approval. On and after the date of shareholder approval of the Plan, no awards shall be granted under the 2001 Plan, but all outstanding awards previously granted under the 2001 Plan shall remain outstanding in accordance with the terms thereof. All grants to non–employee Directors after the date of shareholder approval of the Plan shall be made solely under the Plan.
Term of the Plan.
The Plan shall terminate at midnight on August 15, 2020, unless terminated before then by the Board; provided, however, that no Qualified Performance Award may be granted under the Plan after the fifth year following the year in which the shareholders of the Company approved the Performance Goals, unless and until the Performance Goals are reapproved by the shareholders. Awards may be granted under the Plan until the earlier to occur of the date of termination of the Plan or the date on which all Shares available for Awards under the Plan have been purchased or acquired. As long as any Awards are outstanding under the Plan, the terms of the Plan shall govern such Awards.

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NAME THE COMPANY NAME INC. — COMMON 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. — CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. — 401 K 123,456,789,012.12345 SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date CONTROL # SHARES To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 00000736011 R2.09.05.010 For Withhold For All All All Except The Board of Directors recommends a vote FOR the following: 1. Election of Directors Nominees 01 Timothy M. Heaney 02 Kevin C. Lynch 03 Gregory G. Freitag 04 Sanford M. Brink 05 Robert J. Rudelius LECTEC CORPORATION 1407 South Kings Highway Texarkana, TX 75501 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET — www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Electronic Delivery of Future PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends a vote FOR proposals 2, 3 and 4. For Against Abstain 2 To adopt and approve the LecTec Corporation 2010 Stock Incentive Plan; 3 To ratify the selection of Lurie Besikof Lapidus & Company, LLP as our independent registered public accounting firm for the year ending December 31, 2010; and 4 Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. 00000736012 R2.09.05.010

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com LECTEC CORPORATION Annual Meeting of Shareholders September 22, 2010 3:30 PM CST This proxy is solicited by the Board of Directors The shareholder(s) hereby appoints Greg Freitag and Bill Johnson, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common stock of LECTEC CORPORATION that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 3:30 PM, CST on 9/22/ 2010, at the Marriot Minneapolis West, 9960 Wayzata Boulevard, St. Louis Park, Minnesota 55426 (Highway 394 and Highway 169), and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side